FORM 8-K

                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, DC  20549

                              CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934

            Date of Earliest Event Reported:  February 15, 1996

          USAIR GROUP, INC.                    USAIR, INC.
    (EXACT NAME OF REGISTRANT            (EXACT NAME OF REGISTRANT
   AS SPECIFIED IN ITS CHARTER)         AS SPECIFIED IN ITS CHARTER)

 DELAWARE      1-8444     54-1194634      DELAWARE      1-8442     53-0218143
___________  ___________  __________    ____________  ___________  __________
(State or    (Commission    (IRS         (State or    (Commission    (IRS
  other         File       Employer        other         File       Employer
jurisdiction   Number)  Identification  jurisdiction    Number)   Identification
   of                        No.)           of                         No.)
incorporation)                          incorporation)



           2345 Crystal Drive                   2345 Crystal Drive
       Arlington, Virginia, 22227           Arlington, Virginia, 22227
           (703) 418-5306                       (703) 418-7000

   (Address including zip code, and     (Address including zip code, and
     telephone number including area      telephone number including area
     code of registrant's principal       code of registrant's principal
           executive offices)                   executive offices)



           Item 5.  Other Events.

                On February 15, 1996, USAir Group, Inc. (the
           "Company") did not pay the dividend due on its Series B Cumulative Convertible Preferred Stock (the "Series B Preferred Stock"). The Company had previously deferred five quarterly dividend payments on its Series B Preferred Stock. Accordingly, pursuant to the terms of the Series B Preferred Stock, the holders of such stock are entitled to elect two additional directors to the Company's fifteen
           (15) member Board of Directors.


                                   SIGNATURES

                     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          USAir Group, Inc.

                                          By /s/ Lawrence M. Nagin
                                            Lawrence M. Nagin
                                            Executive Vice President,
                                              Corporate Affairs and
                                              General Counsel

                                          USAir, Inc.

                                          By /s/ Lawrence M. Nagin
                                            Lawrence M. Nagin
                                            Executive Vice President,
                                              Corporate Affairs and
                                              General Counsel

           Date:  February 16, 1996